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                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We hereby consent to the incorporation of our report, dated July 22, 1999, included in this Form 10-KSB in the previously filed Registration Statement of MGPX Ventures, Inc. on Form S-8 (File No. 333-84223, effective August 2, 1999.)




/s/ Singer Lewak Greenbaum & Goldstein LLP
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SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
August 9, 1999